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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of Earliest Event Reported): July 23, 2004


                                    MCI, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        001-10415                                        58-1521612
(Commission File Number)                    (I.R.S. Employer Identification No.)


      22001 LOUDOUN COUNTY PARKWAY
            ASHBURN, VIRGINIA                                   20147
(Address of Principal Executive Offices)                      (Zip Code)


                                 (703) 886-5600
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           On July 23, 2004, MCI, Inc. ("MCI") and Telefonos de Mexico, S.A. de C.V. ("Telmex") issued a joint press release announcing the consummation of the sale of MCI's equity interest in Embratel Participacoes S.A. ("Embratel") to Telefonos de Mexico, S.A. de C.V. ("Telmex") for an aggregate purchase price of $400 million in cash. A copy of the joint press release, dated July 23, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             a) Financial Statements.

                     Not Applicable.

             b) Pro Forma Financial Information.

                     Not Applicable.

             c) Exhibits.

                     99.1 Joint Press Release of MCI and Telmex, dated July 23, 2004.










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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 4, 2004

                                      MCI, INC.

                                      By: /s/ Eric R. Slusser
                                          -------------------------
                                      Name:  Eric R. Slusser
                                      Title: Senior Vice President
                                             and Controller




















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                                  EXHIBIT INDEX

Exhibit No.        Description
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   99.1            Joint Press Release of MCI and Telmex, dated July 23, 2004.

























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